Exhibit 99(b)
AMENDMENT NO. 4 TO RIGHTS AGREEMENT
     AMENDMENT NO. 4 TO RIGHTS AGREEMENT, dated as of December 10, 2007 (this “Amendment”), to the Rights Agreement, dated as of February 1, 1999, as amended on May 11, 2005, January 18, 2007 and August 3, 2007 (the “Rights Agreement”), by and between Delphi Corporation, formerly known as Delphi Automotive Systems Corporation (the “Company”) and Computershare Trust Company, N.A. as successor Rights Agent to The Bank of New York, as successor Rights Agent to EquiServe Trust Company, N.A., as successor Rights Agent to BankBoston, N.A., as Rights Agent (the “Rights Agent”). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to such terms in the Rights Agreement.
     WHEREAS, the Company and the Rights Agent have heretofore executed and entered into the Rights Agreement dated as of February 1, 1999, as amended on May 11, 2005, January 18, 2007 and August 3, 2007;
     WHEREAS, pursuant to Section 26 of the Rights Agreement, the Company may from time to time supplement or amend the Rights Agreement in accordance with the provisions of such Section 26; and
     WHEREAS, the Company has determined to amend the Rights Agreement to provide and reaffirm that none of A-D Acquisition Holdings LLC, a limited liability company formed under the laws of the State of Delaware (“Appaloosa”), Harbinger Del-Auto Investment Company, Ltd., an exempted company incorporated under in the Cayman Islands (“Harbinger”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (“Merrill”), UBS Securities LLC, a Delaware limited liability company (“UBS”), Goldman, Sachs & Co., a New York limited liability company (“GS”) or Pardus DPH Holding LLC, a Delaware limited liability company (“Pardus”) (such parties and/or their respective affiliates, as applicable, collectively, the “Investors”) will be deemed to be an “Acquiring Person” under the Rights Agreement, and to further amend the Rights Agreement as set forth herein.
     WHEREAS, pursuant to Section 21 of the Rights Agreement the Company has also determined to amend the Rights Agreement to reflect the removal of the Bank of New York as Rights Agent and the appointment of Computershare Trust Company, N.A as successor to the Rights Agent.
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the Company and the Rights Agent hereby amend the Rights Agreement as follows:
     Section 1. The definition of “Acquiring Person” set forth in Section 1(a) of the Rights Agreement is hereby modified and amended to delete the following before the last sentence of Section 1(a):
“Notwithstanding anything to the contrary in this Agreement, none of A-D Acquisition Holdings LLC, a limited liability company formed under the laws of the State of Delaware (“Appaloosa”), Harbinger Del-Auto Investment Company, Ltd., an exempted company incorporated under in the Cayman Islands (“Harbinger”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation (“Merrill”) and UBS Securities LLC, a Delaware limited liability company (“UBS”) Goldman, Sachs & Co., a New York limited liability company and Pardus DPH Holding LLC, a Delaware limited liability company (such parties and/or their respective affiliates, as applicable, collectively, the “Investors”) or any ultimate purchaser or related purchasers in accordance with the ECPA, shall be deemed to be an “Acquiring Person” solely as a result of (i) entering into the Equity Purchase and Commitment Agreement (the “EPCA”) attached hereto as Annex A, as it may be amended from time to time, or consummating the transactions contemplated thereby, (ii) entering into additional agreements (including, without limitation, any agreement to resell any shares of Delphi Corporation purchased pursuant to the EPCA to any ultimate purchaser or related parties in accordance with the EPCA or to otherwise cause such entities to acquire such shares in accordance with the ECPA) reflecting the transactions contemplated by the EPCA and the Summary of Terms of Preferred Stock (the “Term Sheet”) attached hereto as Annex B as they may be amended from time to time, and consummating the transactions contemplated thereby, or (iii) any agreement, arrangement or understanding among any of the Investors or among one or more Investors and Delphi Corporation or its subsidiaries in furtherance of or pursuant to the EPCA or the Term Sheet, as they may be amended from time to time, and the transactions contemplated thereby (each of (i), (ii), (iii) and (iv) being a “Permitted Event”).”
and add the following before the last sentence of Section 1(a):
“Notwithstanding anything to the contrary in this Agreement, none of A-D Acquisition Holdings, LLC, a limited liability company formed under the laws of the State of Delaware, Harbinger Del-Auto Investment Company, Ltd., an exempted company incorporated under in the Cayman Islands, Merrill Lynch, Pierce, Fenner & Smith, Incorporated, a Delaware corporation and UBS Securities LLC, a Delaware limited liability company Goldman, Sachs & Co., a New York limited liability company and Pardus DPH Holding LLC, a Delaware limited liability company (such parties and/or their respective affiliates, as applicable, collectively, the “Investors”) or any ultimate purchaser or related purchasers in accordance with the Equity Purchase and Commitment Agreement attached hereto as Annex A, as it may be amended (including by the Amendment thereto dated December 10, 2007 which is attached hereto as Annex B (the “EPCA Amendment”)) from time to time (the “EPCA”) shall be deemed to be an “Acquiring Person” solely as a result of (i) entering into the EPCA, or consummating the transactions contemplated by the EPCA , (ii) entering into additional agreements (including, without limitation, any agreement to resell any shares of Delphi Corporation purchased pursuant to the EPCA to any ultimate purchaser or related parties in accordance with the EPCA or to otherwise cause such entities to acquire such shares in accordance with the ECPA) reflecting the transactions contemplated by the EPCA, the Summary of Terms of Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series B Preferred Stock attached hereto as Annex C, as it may be amended from time to time (the “Series A and B Term Sheet”) and the Summary of Terms of Series C Preferred Stock attached hereto as Annex D, as it may be amended from time to time (the “Series C Term Sheet”), and consummating the transactions contemplated by the EPCA, the Series A and B Term Sheet or the Series C Term Sheet, or (iii) entering into any agreement, arrangement or understanding among any of the Investors and their respective affiliates or among one or more Investors and the Corporation or its subsidiaries in furtherance of or pursuant to the EPCA, the Series A and B Term Sheet or the Series C Term Sheet and the transactions contemplated thereby, (each of (i), (ii) and (iii) being a “Permitted Event”).

     Section 2. The notice or demand information set forth in Section 25 of the Rights Agreement is hereby modified and amended to delete the following before the last paragraph of Section 25:
“BankBoston, N.A.
150 Royall Street,
Mail Stop 45-02-65
Camden, Massachusetts 02021
Attention: Nancy Rizza”
and add the following before the last paragraph of Section 25:
“Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
Attention: Client Services”
     Section 3. A new Section 35 of the Rights Agreement is hereby added and is as follows:
“Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.”
     Section 4. Exhibit B to the Rights Agreement, being the form of Rights Certificate, is hereby amended replacing in the fifth line of the first paragraph the words “as further amended as of January 18, 2007 and August 2, 2007” with the words “as further amended as of January 18, 2007, August 3, 2007 and December 10, 2007, replacing in the sixth line of the first paragraph the words “and BankBoston, N.A., a national banking association (the “Rights Agent”)” with the words “Computershare Trust Company, N.A. as successor to The Bank of New York, as successor in interest to EquiServe Trust Company, N.A., as successor in interest to BankBoston, N.A., as Rights Agent (the “Rights Agent”)” and replacing in the signature block the words “BANKBOSTON, N.A.” with the words “ COMPUTERSHARE TRUST COMPANY, N.A.”
     This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.
     Except as specifically amended by this Amendment, all other terms and conditions of the Rights Agreement shall remain in full force and effect and are hereby ratified and confirmed.
[Signature page follows]

     IN WITNESS WHEREOF, the Company and the Rights Agent as of the day and year first written above have duly executed this Amendment.

DELPHI CORPORATION
By:	/s/ John D. Sheehan
	Name:	John D. Sheehan
	Title:	Vice President & Chief Restructuring Officer

COMPUTERSHARE TRUST COMPANY, N.A.
By:	/s/ Dennis V. Moccia
	Name:	Dennis V. Moccia
	Title:	Managing Director

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